UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2011 (September 29, 2011)

RADIATION THERAPY SERVICES

HOLDINGS, INC.

 (Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-170812	26-1747745
(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Colonial Boulevard
Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7275
(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

Amendment to Senior Secured Credit Facility

On September 29, 2011, Radiation Therapy Services Holdings, Inc. (“Parent”) entered into an amendment (the “Amendment”) to the existing credit agreement with Radiation Therapy Services, Inc. (“Borrower”), the Subsidiaries of the Borrower party thereto (the “Subsidiary Guarantors” and together with Parent, the “Guarantors”), the lenders signatory thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the lenders (the “Credit Agreement” and, as amended by the Amendment, the “Amended Credit Agreement”) which amended and restated the existing credit agreement in its entirety.

Under the terms of the Amendment, the definition of Applicable Margin was modified to increase the rate on both the senior secured term loan and extended revolving loans under the revolving credit facility provided for under the Credit Agreement by 50 basis points.  Both the senior secured term loan and amounts borrowed under the revolving credit facility will now bear interest based (i) with respect to extended revolving loans and the senior secured term loans, on either (A) LIBOR plus a spread of 475 basis points, or (B) the ABR plus a spread of 375 basis points, and (ii) with respect to non-extended revolving loans, on either (A) LIBOR plus a spread of 425 basis points, or (B) the ABR plus a spread of 325 basis points, in each case depending on whether the Borrower elects Eurodollar loans or ABR loans, respectively.  The Amendment also extended the revolving credit facility maturity by one year solely for the extended revolving loans, such that they will mature on February 21, 2014, whereas the non-extended revolving loans will continue to mature on February 21, 2013.

The Amendment modified the financial covenant levels, including to modify (x) the total leverage ratio to 6.00 to 1.00 for the Borrower’s fiscal quarters ending September 30, 2011 and December 31, 2011, decreasing thereafter as specified therein, and (y) the consolidated interest coverage ratio to 2.00 to 1.00 for the Borrower’s fiscal quarters ending March 31, 2011 through June 30, 2012 and increasing thereafter as specified therein.

The Amendment also made several modifications to the permitted investments baskets, the permitted indebtedness baskets and several definitions in the Credit Agreement.

Incremental Amendment

On September 30, 2011, Borrower and Guarantors entered into an incremental amendment (the “Incremental Amendment”) with Wells Fargo Bank, National Association, in its capacity as administrative agent for the lenders and SunTrust Bank, as incremental lender.  The Incremental Amendment amends the Amended Credit Agreement.  Under the terms of the Incremental Amendment, SunTrust Bank agreed to lend an aggregate amount up to $50 million to Borrower, which will be used for general corporate purposes.

The foregoing descriptions of the Amendment and Incremental Amendment are summary in nature and qualified in their entirety by reference to the full text of the Amendment and Incremental Amendment, copies of which are attached to this Current Report on Form 8-K as Items 10.1 and 10.2 and incorporated herein by reference.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amendment included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 7.01.          Regulation FD Disclosure.

On October 3, 2011, the Company issued a press release announcing the closing of the Amendment, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

10.1

Amendment Agreement, dated as of September 29, 2011, among Radiation Therapy Services, Inc. (as successor to RTS Merger Co., Inc.), Radiation Therapy Services Holdings, Inc., the Subsidiaries of the Borrower identified as “Subsidiary Guarantors” on the signature pages thereto, the Lenders signatory thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders.

10.2

Incremental Amendment, dated as of September 30, 2011, among Radiation Therapy Services, Inc., a Florida corporation (as successor to RTS Merger Co., Inc.), Radiation Therapy Services Holdings, Inc., the Subsidiaries identified as “Subsidiary Guarantors” on the signature pages thereto, SunTrust Bank, as the incremental revolving lender, and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders.

99.1	Press Release, dated October 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIATION THERAPY SERVICES
HOLDINGS, INC.

Date: October 3, 2011	By:	/s/ Bryan J. Carey
		Name:	Bryan J. Carey
		Title:	Interim Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Amendment Agreement, dated as of September 29, 2011, among Radiation Therapy Services, Inc. (as successor to RTS Merger Co., Inc.), Radiation Therapy Services Holdings, Inc., the Subsidiaries of the Borrower identified as “Subsidiary Guarantors” on the signature pages thereto, the Lenders signatory thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders.

10.2

Incremental Amendment, dated as of September 30, 2011, among Radiation Therapy Services, Inc., a Florida corporation (as successor to RTS Merger Co., Inc.), Radiation Therapy Services Holdings, Inc., the Subsidiaries identified as “Subsidiary Guarantors” on the signature pages thereto, SunTrust Bank, as the incremental revolving lender, and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders.

99.1	Press Release, dated October 3, 2011.